Exhibit 99.3

GLOSSARY OF TERMS

The following abbreviations or acronyms used in these pro forma financial statements are defined below:

Abbreviation or Acronym	Definition
CPCN	Certification of Public Convenience and Necessity

DCG	Dominion Carolina Gas Transmission, LLC (successor by statutory conversion to and formerly known as Carolina Gas Transmission Corporation)

Dominion

The legal entity, Dominion Resources, Inc., one or more of its consolidated subsidiaries (other than Dominion Midstream GP, LLC and its subsidiaries) or operating segments or the entirety of Dominion Resources, Inc. and its consolidated subsidiaries, including Dominion MLP Holding Company II, Inc.

Dominion Midstream

The legal entity, Dominion Midstream Partners, LP, one or more of its consolidated subsidiaries, Cove Point GP Holding Company, LLC, Iroquois GP Holding Company, LLC and DCG (beginning April 1, 2015), or the entirety of Dominion Midstream Partners, LP, and its consolidated subsidiaries

IDR	Incentive distribution right

Iroquois	Iroquois Gas Transmission System, L.P.

NG	Collectively North East Transmission Co., Inc. and National Grid IGTS Corp.

NJNR	NJNR Pipeline Company

SCANA	SCANA Corporation

U.S.	United States of America

INDEX TO PRO FORMA FINANCIAL STATEMENTS

Page Number
DOMINION MIDSTREAM PARTNERS, LP

Unaudited Pro Forma Consolidated Financial Statements

Introduction	2

Unaudited Pro Forma Consolidated Balance Sheet at June 30, 2015	4

Unaudited Pro Forma Consolidated Statements of Income for the Six Month Period Ended June 30, 2015 and for the Year Ended December 31, 2014	6

Notes to Unaudited Pro Forma Consolidated Financial Statements	8

DOMINION MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma Consolidated Financial Statements of Dominion Midstream consist of a Consolidated Balance Sheet at June 30, 2015 and Consolidated Statements of Income for the six-month period ended June 30, 2015 and for the year ended December 31, 2014, which reflect Dominion Midstream’s acquisition of a 25.93% interest in Iroquois from NG and NJNR on September 29, 2015, and Dominion Midstream’s acquisition of DCG from Dominion on April 1, 2015. Dominion acquired DCG on January 31, 2015. The unaudited pro forma Consolidated Financial Statements included herein have been derived from the following historical financial statements:

•	the audited financial statements of Dominion Midstream included in its Annual Report on Form 10-K for the year ended December 31, 2014, as filed;
•	the unaudited interim financial statements of Dominion Midstream included in its Quarterly Report on Form 10-Q for the six months ended June 30, 2015, as filed;
•	the audited financial statements of DCG set forth in Exhibit 99.1 to Dominion Midstream’s Current Report on Form 8-K/A dated June 5, 2015;
•	the audited financial statements of Iroquois set forth in Exhibit 99.1; and
•	the unaudited interim financial statements of Iroquois set forth in Exhibit 99.2.

On August 14, 2015, Dominion Midstream signed Contribution Agreements with NG and NJNR pursuant to which NG’s 20.4% interest in Iroquois and NJNR’s 5.53% interest in Iroquois would be contributed to Dominion Midstream for consideration comprised solely of common units representing limited partnership interests in Dominion Midstream. In the aggregate, the consideration consists of 8,622,305 common units valued at approximately $286.5 million, in accordance with the terms of the Contribution Agreements, of which $225.4 million (6,783,373 common units) were transferred to NG and the remaining $61.1 million (1,838,932 common units) were transferred to NJNR at the closings of the Contribution Agreements on September 29, 2015. As a result of the transaction, Dominion Midstream owns 25.93% of the membership interests in Iroquois and will treat its ownership as an equity method investment.

On April 1, 2015, Dominion Midstream entered into a Purchase, Sale and Contribution Agreement with Dominion pursuant to which Dominion Midstream purchased from Dominion all of the issued and outstanding membership interests of DCG in exchange for a senior unsecured promissory note in the amount of $300.8 million, as adjusted for working capital, payable to Dominion and 5,112,139 common units, valued at $200.0 million, representing limited partner interests in Dominion Midstream issued to Dominion. As a result of the transaction, Dominion Midstream owns 100% of the membership interests in DCG and will therefore consolidate DCG. Because the contribution of DCG by Dominion to Dominion Midstream is considered to be a reorganization of entities under common control, DCG’s assets and liabilities are recorded in Dominion Midstream’s consolidated financial statements at Dominion’s historical cost. Common control began on January 31, 2015, concurrent with Dominion’s acquisition of DCG from SCANA, which is accounted for using the acquisition method of accounting. Accordingly, the consolidated financial statements of Dominion Midstream reflect DCG’s financial results beginning January 31, 2015.

The pro forma adjustments have been prepared as if the acquisitions of DCG and Dominion Midstream’s equity method investment in Iroquois occurred on June 30, 2015 in the case of the unaudited pro forma Consolidated Balance Sheet and on January 1, 2014 in the case of the unaudited pro forma Consolidated Statements of Income.

The unaudited pro forma Consolidated Financial Statements should be read in conjunction with the related notes, which are included herein, the financial statements and notes included in Dominion Midstream’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed, the financial statements and notes included in Dominion Midstream’s Quarterly Report on Form 10-Q for the six months ended June 30, 2015, as filed, the audited financial statements and related notes of DCG included in Exhibit 99.1 to Dominion Midstream’s Current Report on Form 8-K/A dated June 5, 2015, the audited financial statements and related notes of Iroquois included in Exhibit 99.1 to this Dominion Midstream Current Report on Form 8-K and the unaudited interim financial statements and related notes of Iroquois included in Exhibit 99.2 to such Form 8-K.

The unaudited pro forma Consolidated Financial Statements do not necessarily reflect what Dominion Midstream’s financial position and results of operations would have been if it had owned either DCG or its interest in Iroquois during the periods presented. In addition, they are not necessarily indicative of its future results of operations or financial condition. The assumptions and adjustments give pro forma effect to events, described below, that are (i) directly attributable to Dominion Midstream’s acquisition of a 25.93% interest in Iroquois from NG and NJNR and its acquisition of DCG from Dominion which reflects Dominion’s acquisition adjustments to arrive at its historical cost, (ii) factually supportable, and (iii) with respect to the pro forma Consolidated Statement of Income, expected to have a continuing impact on Dominion Midstream. The actual adjustments may differ from the pro forma adjustments.

The unaudited pro forma Consolidated Financial Statements give effect to the following transactions:

•

The acquisition of DCG from Dominion for total consideration of $500.8 million, consisting of the issuance of a two-year $300.8 million senior unsecured promissory note, as adjusted for working capital, payable to Dominion and

5,112,139 unregistered common units of Dominion Midstream to Dominion. The number of units was based on the volume-weighted average trading price of Dominion Midstream’s common units for the 10 trading days prior to April 1, 2015, or $39.12 per unit, totaling $200.0 million;

•	The estimated interest expense that would have been paid had the note payable to Dominion been outstanding during 2014; and
•	The acquisition of a 25.93% interest in Iroquois from NG and NJNR for total consideration of $286.5 million, consisting of the issuance of 8,622,305 unregistered common units of Dominion Midstream. The number of units was based on the volume-weighted average trading price of Dominion Midstream’s common units for the five trading days prior to August 14, 2015, or $33.23 per unit.

DOMINION MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

	At June 30, 2015

	Dominion Midstream Partners, LP	Iroquois Gas Transmission System, L.P.	Pro Forma Adjustments			Dominion Midstream Partners, LP Pro Forma

	(As Filed)	(a)
(millions)
ASSETS
Current Assets
Cash and cash equivalents	$77.3	$—	$—			$77.3
Customer and other receivables	28.7	—	—			28.7
Affiliated receivables	6.1	—	—			6.1
Prepayments	1.0	—	—			1.0
Materials and supplies	11.3	—	—			11.3
Regulatory assets	2.6	—	—			2.6
Other	5.2	—	—			5.2
Total current assets	132.2		—			132.2
Property, Plant and Equipment
Property, plant and equipment	3,152.8	—	—			3,152.8
Accumulated depreciation and amortization	(335.1)	—	—			(335.1)
Total property, plant and equipment, net	2,817.7		—			2,817.7
Deferred Charges and Other Assets
Investment	—	103.3	183.6	(b	)(c)	286.9
Goodwill	295.5	—	—			295.5
Intangible assets, net	16.3	—	—			16.3
Regulatory assets	2.6	—	—			2.6
Other	0.1	—	—			0.1
Total deferred charges and other assets	314.5	103.3	183.6			601.4
Total assets	$3,264.4	$103.3	$183.6			$3,551.3

DOMINION MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET (CONTINUED)

	At June 30, 2015

	Dominion Midstream Partners, LP	Iroquois Gas Transmission System, L.P.	Pro Forma Adjustments		Dominion Midstream Partners, LP Pro Forma

	(As Filed)	(a)
(millions)
LIABILITIES AND EQUITY AND PARTNERS’ CAPITAL
Current Liabilities

Accounts payable	$109.7	$—	$0.5	(b)	$110.2

Payables to affiliates	5.3	—	—		5.3

Accrued payroll and taxes	3.6	—	—		3.6

Regulatory liabilities	7.2	—	—		7.2

Dominion credit facility borrowings	5.9	—	—		5.9

Deferred revenue	0.3	—	—		0.3

Natural gas imbalances	3.5	—	—		3.5

CPCN obligation	7.9	—	—		7.9

Other	22.7	—	—		22.7
Total current liabilities	166.1	—	0.5		166.6
Affiliated Long-Term Debt	300.8	—	—		300.8
Deferred Credits and Other Liabilities

Pension and other postretirement benefit liabilities	4.7	—	—		4.7

Regulatory liabilities	71.0	—	—		71.0

CPCN obligation	28.9	—	—		28.9

Asset retirement obligation	12.7	—	—		12.7

Other	2.7	—	—		2.7
Total deferred credits and other liabilities	120.0	—	—		120.0
Total liabilities	586.9	—	0.5		587.4
Equity and Partners’ Capital

Predecessor net equity	—	103.3	(103.3)	(d)	—

Common unitholders - public	398.0	—	286.5	(e)	684.5

Common unitholder - Dominion	416.5	—	(0.1)	(b)	416.4

Subordinated unitholder - Dominion	470.0	—	—		470.0

General Partner interest - Dominion	(12.6)	—	—		(12.6)
Total Dominion Midstream Partners, LP partners’ equity and capital	1,271.9	103.3	183.1		1,558.3
Noncontrolling interest	1,405.6	—	—		1,405.6
Total equity and partners’ capital	2,677.5	103.3	183.1		2,963.9
Total liabilities and equity and partners’ capital	$3,264.4	$103.3	$183.6		$3,551.3

DOMINION MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

	For the Year Ended December 31, 2014
	Dominion Midstream Partners, LP	Dominion Carolina Gas Transmission, LLC	Iroquois Gas Transmission System, L.P.	Pro Forma Adjustments		Dominion Midstream Partners, LP Pro Forma

	(As Filed)		(g)
(millions, except unit and per unit data)

Operating Revenue	$313.3	$64.9	$—	$—		$378.2

Operating Expenses

Purchased gas	59.6	—	—	—		59.6

Other operations and maintenance:

Affiliated suppliers	9.4	8.5	—	(2.1)	(m)	15.8

Other	25.5	15.4	—	2.6	(m)(n)	43.5

Depreciation and amortization	37.7	8.5	—	—		46.2

Other taxes	22.4	5.4	—	(0.5)	(n)	27.3
Total operating expenses	154.6	37.8	—	—		192.4

Income from operations	158.7	27.1	—	—		185.8

Earnings in equity method investee	—	—	22.7	—		22.7

Other income	—	0.7	—	—		0.7

Interest and related charges	—	4.2	—	(2.7)	(h)(i)	1.5
Income from operations including noncontrolling interest before income taxes	158.7	23.6	22.7	2.7		207.7

Income tax expense	51.8	8.9	—	(8.9)	(j)	51.8
Net income including noncontrolling interest	106.9	14.7	22.7	11.6		155.9
Less: Predecessor income prior to initial public offering on October 20, 2014	80.6	—	—	—		80.6
Net income including noncontrolling interest subsequent to initial public offering	26.3	14.7	22.7	11.6		75.3

Less: Net income attributable to noncontrolling interest subsequent to initial public offering	16.8	—	—	—		16.8
Net income attributable to limited partners subsequent to initial public offering	$9.5	$14.7	$22.7	$11.6		$58.5
Net income attributable to partners’ ownership interest subsequent to initial public offering

Common unitholders’ interest in net income	$4.8					$34.4

Subordinated unitholder’s interest in net income	4.7					24.1

Net income subsequent to initial public offering per limited partner unit (basic and diluted)

Common units	$0.15					$0.75

Subordinated units	$0.15					$0.75

Average Limited Partner Units outstanding - basic and diluted

Common units	31,975,079	—	—	13,734,444	(k)	45,709,523

Subordinated units	31,972,789	—	—	—		31,972,789

DOMINION MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

	For the Six Months Ended June 30, 2015
	Dominion Midstream Partners, LP	Dominion Carolina Gas Transmission, LLC	Iroquois Gas Transmission System, L.P.	Pro Forma Adjustments		Dominion Midstream Partners, LP Pro Forma

	(As Filed)	(f)	(g)
(millions, except unit and per unit data)

Operating Revenue	$183.8	$5.7	$—	$—		$189.5
Operating Expenses

Purchased gas	29.4	—	—	—		29.4

Other operations and maintenance:

Affiliated suppliers	11.2	0.3	—	(0.1)	(l)(o)	11.4

Other	18.1	1.6	—	(1.8)	(l)(n)(o)	17.9

Depreciation and amortization	20.5	0.7	—	—		21.2

Other taxes	12.7	0.5	—	(0.1)	(n)	13.1
Total operating expenses	91.9	3.1	—	(2.0)		93.0
Income from operations	91.9	2.6	—	2.0		96.5
Earnings in equity method investee	—	—	13.1	—		13.1

Other income	0.4	0.1	—	—		0.5

Interest and related charges	0.2	0.4	—	0.1	(h)(i)	0.7
Income from operations including noncontrolling interest before income taxes	92.1	2.3	13.1	1.9		109.4

Income tax expense	2.1	0.9	—	(3.0)	(j)	—
Net income including noncontrolling interest and DCG Predecessor	90.0	1.4	13.1	4.9		109.4
Less: Net income attributable to DCG Predecessor	2.3	—	—	—		2.3
Net income including noncontrolling interest	87.7	1.4	13.1	4.9		107.1

Less: Net income attributable to noncontrolling interest	58.3	—	—	—		58.3
Net income attributable to partners	$29.4	$1.4	$13.1	$4.9		$48.8
Net income attributable to partners’ ownership interest

General partner’s interest in net income	$(0.7)					$—

Common unitholders’ interest in net income	16.2					28.7

Subordinated unitholder’s interest in net income	13.9					20.1

Net income per limited partner unit (basic and diluted)

Common units	$0.47					$0.63

Subordinated units	$0.44					$0.63

Average Limited Partner Units outstanding - basic and diluted
Common units	34,550,329	—	—	11,164,281	(k)	45,714,610
Subordinated units	31,972,789	—	—	—		31,972,789

DOMINION MIDSTREAM PARTNERS, LP

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

The unaudited pro forma Consolidated Financial Statements of Dominion Midstream have been derived from the following historical financial statements:

•	the audited financial statements of Dominion Midstream included in its Annual Report on Form 10-K for the year ended December 31, 2014, as filed;
•	the unaudited interim financial statements of Dominion Midstream included in its Quarterly Report on Form 10-Q for the six months ended June 30, 2015, as filed;
•	the audited financial statements of DCG set forth in Exhibit 99.1 to Dominion Midstream’s Current Report on Form 8-K/A dated June 5, 2015;
•	the audited financial statements of Iroquois set forth in Exhibit 99.1 to this Dominion Midstream Current Report on Form 8-K; and
•	the unaudited interim financial statements of Iroquois set forth in Exhibit 99.2 to this Dominion Midstream Current Report on Form 8-K.

Iroquois’ financial statements are comprised of the operations and related assets of Iroquois, which operates as an interstate pipeline providing service to local gas distribution companies, electric utilities and electric power generators, as well as marketers and other end users, through interconnecting pipelines and exchanges. Iroquois’ pipeline extends from the U.S.-Canadian border at Waddington, New York through the state of Connecticut to South Commack, Long Island, New York and continuing on from Northport, Long Island, New York through the Long Island Sound to Hunts Point, Bronx, New York.

On August 14, 2015, Dominion Midstream signed Contribution Agreements with NG and NJNR pursuant to which NG’s 20.4% interest in Iroquois and NJNR’s 5.53% interest in Iroquois would be contributed to Dominion Midstream for consideration comprised solely of common units representing limited partnership interests in Dominion Midstream. In the aggregate, the consideration consists of 8,622,305 common units valued at approximately $286.5 million, in accordance with the terms of the Contribution Agreements, of which $225.4 million (6,783,373 common units) were transferred to NG and the remaining $61.1 million (1,838,932 common units) were transferred to NJNR at the closings of the Contribution Agreements on September 29, 2015. As a result of the transaction, Dominion Midstream owns 25.93% of the membership interests in Iroquois and will treat its ownership as an equity method investment.

DCG’s financial statements are comprised of the operations and related assets of DCG, which operates as an open access, transportation-only interstate pipeline company in South Carolina and southeastern Georgia. As of December 31, 2014, DCG’s natural gas system consisted of nearly 1,500 miles of transmission pipeline of up to 24 inches in diameter. DCG’s system transports gas to its customers from the transmission systems of Southern Natural Gas Company at Port Wentworth, Georgia and Aiken County, South Carolina; Southern LNG, Inc. at Elba Island, near Savannah, Georgia; and Transcontinental Gas Pipeline Corporation in Cherokee and Spartanburg counties in South Carolina.

On April 1, 2015, Dominion Midstream entered into a Purchase, Sale and Contribution Agreement with Dominion pursuant to which Dominion Midstream purchased from Dominion all of the issued and outstanding membership interests of DCG in exchange for a senior unsecured promissory note in the amount of $300.8 million, as adjusted for working capital, payable to Dominion and 5,112,139 common units, valued at $200.0 million, representing limited partner interests in Dominion Midstream issued to Dominion. As a result of the transaction, Dominion Midstream owns 100% of the membership interests in DCG and will therefore consolidate DCG. Because the contribution of DCG by Dominion to Dominion Midstream is considered to be a reorganization of entities under common control, DCG’s assets and liabilities are recorded in Dominion Midstream’s consolidated financial statements at Dominion’s historical cost. Common control began on January 31, 2015, concurrent with Dominion’s acquisition of DCG from SCANA, which is accounted for using the acquisition method of accounting. Accordingly, the consolidated financial statements of Dominion Midstream will reflect DCG’s financial results beginning January 31, 2015.

The pro forma adjustments have been prepared as if the acquisitions of DCG and Dominion Midstream’s equity method investment in Iroquois occurred on June 30, 2015 in the case of the unaudited pro forma Consolidated Balance Sheet and on January 1, 2014 in the case of the unaudited pro forma Consolidated Statements of Income. The adjustments are based on currently available information and certain estimates and assumptions, and therefore the actual effects of these transactions will differ from the pro forma adjustments. However, management believes that the assumptions used provide a reasonable basis for presenting the significant effects of the transaction, and that the pro forma adjustments in the unaudited pro forma Consolidated Financial Statements give appropriate effect to the assumptions. The effects on the unaudited pro forma Consolidated Financial Statements of the transactions described above are more fully described in Note 3.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies followed in preparing the unaudited pro forma Consolidated Financial Statements are those used by Dominion Midstream as set forth in the audited historical financial statements and notes of Dominion Midstream included in its Annual Report on Form 10-K for the year ended December 31, 2014, as filed, and in the unaudited interim financial statements and notes of Dominion Midstream included in its Quarterly Report on Form 10-Q for the six months ended June 30, 2015, as filed.

NOTE 3. PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

The following transactions are directly attributable to Dominion Midstream’s acquisition of DCG from Dominion, a reorganization of entities under common control whereby Dominion Midstream records the assets and liabilities of DCG at Dominion’s historical cost, and Dominion Midstream’s acquisition of a 25.93% interest in Iroquois, which is accounted for as an equity method investment. The following adjustments include those necessary to (1) reflect the acquisition of a 25.93% interest in Iroquois during the period and (2) arrive at an approximation of Dominion’s historical cost of acquiring DCG from SCANA on January 31, 2015.

(a)	Reflects Dominion Midstream’s 25.93% interest in the historical equity of Iroquois, to be accounted for under the equity method.
(b)	Reflects the accrual of approximately $0.5 million in transaction costs associated with the acquisition of Dominion Midstream’s equity method investment in Iroquois. Of this amount, $0.4 million are external costs and are therefore capitalized to Dominion Midstream’s equity method investment in Iroquois.
(c)	Reflects an adjustment to record Dominion Midstream’s equity method investment in Iroquois attributable to the difference between consideration provided and the historical carrying value of the net assets acquired.
(d)	Reflects the elimination of the historical equity balance at Iroquois.
(e)	Reflects the issuance of 8,622,305 common units representing limited partnership interests in Dominion Midstream, valued at approximately $286.5 million, to NG and NJNR as consideration for the acquisition of a total 25.93% interest in Iroquois. The number of units was based on the volume-weighted average trading price of Dominion Midstream’s common units for the five trading days prior to August 14, 2015, or $33.23 per unit.
(f)	Represents results of DCG for the period prior to January 31, 2015.
(g)	Reflects Dominion Midstream’s 25.93% interest in Iroquois’ earnings for the period, accounted for under the equity method.
(h)	For the year ended December 31, 2014, amount reflects the estimated interest expense of $1.8 million associated with the issuance of the 2-year $300.8 million note payable to Dominion at an annual interest rate of 0.6%. For the six-month period ended June 30, 2015, this amount includes three months of estimated interest expense of $0.5 million associated with the issuance of this note payable.
(i)	Reflects the elimination of $4.5 million and $0.4 million for the year ended December 31, 2014 and the six-month period ended June 30, 2015, respectively, of interest expense incurred on DCG’s note payable to SCANA, which was settled prior to the transaction between Dominion and SCANA through an equity contribution from SCANA. These amounts will not be incurred going forward and are therefore excluded from the pro forma Consolidated Income Statements.
(j)	Reflects the elimination of federal and state income taxes of approximately $8.9 million for the year ended December 31, 2014 and $3.0 million for the six-month period ended June 30, 2015 as Dominion Midstream is a pass-through entity, generally not subject to income taxes.
(k)	Reflects the issuance of 5,112,139 common units of Dominion Midstream to Dominion as part of the total consideration for the acquisition of DCG from Dominion. The number of units was based on the volume-weighted average trading price of Dominion Midstream’s common units for the 10 trading days prior to April 1, 2015, or $39.12 per unit totaling $200.0 million. In addition, includes an adjustment of 2,570,163 weighted average common units outstanding for the six months ended June 30, 2015, as the units issued in connection with the acquisition of DCG from Dominion are included in historical results beginning April 1, 2015. Also reflects the issuance of 8,622,305 common units representing limited partnership interests in Dominion Midstream, valued at approximately $286.5 million, to NG and NJNR as consideration for the acquisition of a total 25.93% interest in Iroquois. The number of units was based on the volume-weighted average trading price of Dominion Midstream’s common units for the five trading days prior to August 14, 2015, or $33.23 per unit.
(l)	Reflects the elimination of $2.0 million of transaction costs related to DCG, of which $1.2 million was recorded in Other operations and maintenance expense - affiliated suppliers and $0.8 million was recorded in Other operations and maintenance expense - other.

Subsequent to the acquisition of DCG by Dominion, SCANA is no longer an affiliate of DCG, DCG employees became employees of Dominion subsidiaries, and DCG entered into agreements with these subsidiaries to provide administrative, management, operations and human resources services. Accordingly, the following adjustments are reflected in the pro forma financial statements.

(m)	Reflects the reclassification of $2.1 million for the year ended December 31, 2014, from Other operations and maintenance expense - affiliated suppliers to Other operations and maintenance expense - other.
(n)	Reflects the reclassification of $0.5 million and $0.1 million for the year ended December 31, 2014 and the six-month period ended June 30, 2015, respectively, of payroll taxes from other taxes to Other operations and maintenance expense - other.
(o)	Reflects the reclassification of $1.1 million for the six-month period ended June 30, 2015, from Other operations and maintenance expense - other to Other operations and maintenance expense - affiliated suppliers.

NOTE 4. PRO FORMA NET INCOME PER UNIT

Net income per unit applicable to common units and to subordinated units is computed by dividing the respective limited partners’ interest in net income attributable to Dominion Midstream, after deducting any incentive distributions, by the weighted average number of common and subordinated units outstanding. Because Dominion Midstream has more than one class of participating securities, the two-class method is used when calculating the net income per unit applicable to limited partners. The classes of participating securities include common units, subordinated units, and IDRs.

Dominion Midstream’s net income is allocated to the limited partners in accordance with their respective partnership percentages, after giving effect to priority income allocations for incentive distributions, if any, to Dominion, the holder of the IDRs, pursuant to the partnership agreement. The distributions are declared and paid following the close of each quarter. Earnings in excess of distributions are allocated to the limited partners based on their respective ownership interests. Payments made to Dominion Midstream’s unitholders are determined in relation to actual distributions declared and are not based on the net income allocations used in the calculation of earnings per limited partner unit. Basic and diluted net income per unit are the same because Dominion Midstream does not have any potentially dilutive common or subordinated units outstanding for the periods presented.

Pro forma net income per limited partner unit is determined by dividing the pro forma net income available to the limited partners by the weighted average number of common and subordinated units outstanding. Because all newly issued common units associated with the acquisition were assumed to have been outstanding for the entire period presented, the pro forma basic and diluted average number of common and subordinated units outstanding equals the average number of common and subordinated units outstanding as of December 31, 2014, plus the number of newly issued common units at the closing of the acquisition.

At December 31, 2014, the average number of common and subordinated units outstanding was 31,975,079 and 31,972,789, respectively. In connection with the acquisition of DCG, 5,112,139 common units were issued to Dominion. Additionally, 8,622,305 common units were issued in conjunction with Dominion Midstream’s acquisition of its equity interest in Iroquois. The pro forma net income per limited partner unit calculations assume that no incentive distributions were made to the general partner.

At June 30, 2015, the average number of common and subordinated units outstanding was 34,550,329 and 31,972,789, respectively. In connection with the acquisition of DCG, 5,122,139 common units were issued to Dominion. Additionally, 8,622,305 common units were issued to NG and NJNR in conjunction with Dominion Midstream’s acquisition of its equity interest in Iroquois. An adjustment of 2,570,163 common units is required as the units issued in connection with the acquisition of DCG from Dominion are included in the historical results beginning on April 1, 2015. The pro forma net income per limited partner unit calculations assume that no incentive distributions were made to the general partner.